                                                                   Exhibit 10.19

                            CII TECHNOLOGIES, INC.

                            STOCKHOLDERS AGREEMENT
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          THIS AGREEMENT is made as of September 18, 1997, by and among CII Technologies, Inc., a Delaware corporation (the "Company"), each of the Persons
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listed on Schedule A attached hereto (the "CHS Group"), each of the Persons
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listed on Schedule B attached hereto (the "TCW/Crescent Group"), each of the
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Persons listed on Schedule C attached hereto (the "Executive Stockholders"), and
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each of the Persons listed on Schedule D attached hereto (the "Other Investors")
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(the CHS Group, the TCW/Crescent Group, the Executive Stockholders and the Other Investors are collectively referred to herein as the "Stockholders," and
                                                      ------------
individually as a "Stockholder"). Capitalized terms used herein are defined in
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Section 8 hereof.
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          The parties hereto desire to enter into this Agreement for the purposes, among others, of (i) establishing the composition of the Company's Board of Directors (the "Board"), (ii) assuring continuity in the management and
                         -----
ownership of the Company, and (iii) limiting the manner and terms by which the Stockholder Shares may be transferred.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          SECTION 1.  Board of Directors.
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          (a)  From and after the date hereof and until the provisions of this
Section 1 cease to be effective, each Stockholder shall vote all of his or its
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Stockholder Shares and any other voting securities of the Company over which such Stockholder has voting control and will take all other necessary or desirable actions within his or its control (whether in his or its capacity as a shareholder, director, member of a board committee or officer of the Company or otherwise including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company will take all necessary and desirable actions within its control, in order to cause:

               (i) the authorized number of directors on the Board to be established at seven (7) directors; provided that the holders of a majority of the CHS Common Shares may elect to expand the Board to such number of directors as such holders shall determine by delivering written notice of such election to the Company and the other Stockholders;

               (ii) the election to the Board of those representatives who are designated by the holders of a majority of the CHS Common Shares from time to time (the "Directors"), with Brian P. Simmons, Andrew W. Code,
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          Jon S. Vesely, Steven R. Brown, Ramzi A. Dabbagh, Michael Steinback and G. Daniel Taylor serving as the initial Directors;

               (iii) the removal from the Board (with or without cause) of any Director at the written request of the holders of a majority of the CHS Common Shares, but only upon such written request and under no other circumstances; and

               (iv) in the event that any Director resigns, or for any other reason ceases to serve as a member of the Board during his term of office, the filling of the resulting vacancy on the Board by a representative designated by the holders of a majority of the CHS Common Shares.

          (b) The Company shall give each of TCW/Crescent Mezzanine, L.P. and TCW/Crescent Mezzanine Trust (so long as such Stockholder holds any Stockholder Shares) notice of each meeting of the Board at the same time and in the same manner as notice is given to the directors, and the Company shall permit a representative of each such Person to attend (or listen if such meeting is conducted telephonically) as an observer all meetings of the Board (the "TCW
                                                                         ---
Observers").  Each TCW Observer shall be entitled to receive all written
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materials and other information given to directors in connection with such meetings at the same time such materials and information are given to the directors. If the Company proposes to take any action by written consent in lieu of a meeting of the Board, the Company shall give notice thereof to each TCW Observer at the same time and in the same manner as notice is given to the directors.

          (c) The Company shall pay the reasonable out-of-pocket expenses incurred by each director and TCW Observer in connection with attending the meetings of the Board and any committee thereof.

          (d) The provisions of this Section 1 will terminate automatically and
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be of no further force and effect upon the tenth anniversary of the date hereof unless extended by the parties hereto.

          SECTION 2.     Representations and Warranties of Stockholders.  Each
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Stockholder represents and warrants that (i) such Stockholder is the record owner of the number of Stockholder Shares set forth opposite his or its name on Schedule A, Schedule B, Schedule C or Schedule D attached hereto, (ii) this
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Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms, and (iii) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

          SECTION 3.     Restrictions on Transfer of Stockholder Shares.
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          (a) Transfer of Stockholder Shares.   Until the fifth (5th)
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anniversary of the date of this Agreement, the holders of Minority Stockholder Shares shall not sell, transfer, assign, pledge or otherwise dispose of (a "Transfer") any interest in any Stockholder Shares (other than the Warrants),
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except pursuant to (i) the provisions of Section 3(c) or Section 3(d), (ii) a
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Public Sale and (iii) an Approved Sale. The Transfers described in clauses (ii) and (iii) of this Section 3(a) are
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referred to collectively as the "Excluded Transfers." The Warrants and, after
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the fifth anniversary of the date hereof, other Minority Stockholder Shares may also be Transferred pursuant to Section 3(b).
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          (b)  First Refusal Rights.
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               (i) Prior to making any Transfer of Stockholder Shares (other than an Excluded Transfer) a holder of Minority Stockholder Shares (a "Selling Minority Stockholder") shall deliver written notice (an "Offer
      ----------------------------                                     -----
     Notice") to the Company and to CHS. The Offer Notice will disclose in
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     reasonable detail the identity of the prospective transferee(s), the number of Stockholder Shares to be transferred and the terms and conditions of the proposed Transfer. The Selling Minority Stockholder shall not consummate any Transfer until 30 days after the Offer Notice has been given to the Company and to CHS, unless the parties to the Transfer have been finally determined pursuant to this Section 3(b) prior to the expiration of such
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     30-day period. (The date of the first to occur of such events is referred to herein as the "Authorization Date.")
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               (ii) The Company may elect to purchase all (but not less than all) of such Stockholder Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Selling Minority Stockholder and to CHS as soon as practical but in any event within 15 days after the delivery of the Offer Notice. If the Company has not elected to purchase all of such Stockholder Shares within such 15-day period, CHS may elect to purchase all (but not less than all) of the Stockholder Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Selling Minority Stockholder as soon as practicable but in any event within 30 days after delivery of the Offer Notice (the "Election Period"). If the Company or CHS has elected to purchase all of
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     the Stockholder Shares specified in the Offer Notice from the Selling Minority Stockholder, the transfer will be consummated as soon as practicable after the delivery of the election notices, but in any event within 30 days after the expiration of the Election Period. If neither the Company nor CHS elect to purchase all of the Stockholder Shares being offered, the Selling Minority Stockholder may, within 90 days after the expiration of the Election Period, transfer all of such Stockholder Shares to the third party(ies) identified in the Offer Notice at a price no less than the price per Stockholder Share specified in the Offer Notice and on other terms no more favorable to the transferee(s) than the terms specified in the Offer Notice. Any Stockholder Shares not transferred within such 90-day period shall be reoffered to the Company and CHS pursuant to this
     Section 3(b) prior to Transfer.  The purchase price specified in any Offer
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     Notice shall be payable solely in cash at the closing of the transaction or in installments over time, provided, however, that the Company shall satisfy any such purchase price first by offsetting indebtedness or obligations owed by such Selling Minority Stockholder to the Company, including any Executive Promissory Note issued by such Selling Minority Stockholder. Notwithstanding any provision herein to the contrary, no Stockholder Shares may be pledged, except on terms and conditions satisfactory to CHS.

          (c) Participation Rights.  At least 30 days prior to any Transfer by
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CHS of Stockholder Shares (other than an Excluded Transfer), CHS will deliver a written notice (the "Sale
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Notice") to the Company and the other Stockholders, specifying in reasonable
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detail the identity of the prospective transferee(s), the Stockholder Shares to be sold and the terms and conditions of the Transfer. In the event that the other Stockholders hold the class of Stockholder Shares which are to be transferred, or securities convertible, exchangeable or exercisable for the class of Stockholder Shares which are to be transferred, they may elect to participate in the contemplated Transfer by delivering written notice to CHS within 15 days after delivery of the Sale Notice. If any other Stockholders have elected to participate in such Transfer ("Participating Stockholders"), CHS and
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each Participating Stockholder will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Stockholder Shares of such class, or securities convertible, exchangeable or exercisable for Stockholder Shares of such class, equal to the product of (i) the quotient determined by dividing the percentage of Stockholder Shares of such class and securities convertible, exchangeable or exercisable for Stockholder Shares of such class held by such Person by the aggregate percentage of Stockholder Shares of such class and securities convertible, exchangeable or exercisable for Stockholder Shares of such class owned by CHS and all Participating Stockholders and (ii) the number of Stockholder Shares of such class and securities convertible, exchangeable or exercisable for Stockholder Shares of such class to be sold in the contemplated Transfer. All fractional shares resulting from the calculation contained in the prior sentence will be rounded to the nearest whole share. CHS shall use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Participating Stockholders in any contemplated Transfer, and CHS shall not Transfer any of its Stockholder Shares to the prospective transferee(s) unless (A) the prospective transferee(s) agrees to allow the participation of the Participating Stockholders or (B) CHS agrees to purchase the number of such class of Stockholder Shares from any Participating Stockholders which the Participating Stockholders would have been entitled to sell pursuant to this Section 3(c). If any securities convertible,
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exchangeable or exercisable for Stockholder Shares are included in any Transfer under this Section 3(c), the purchase price for such securities shall be equal
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to the full purchase price determined hereunder for the Stockholder Shares covered by the portion of such securities to be transferred, reduced by the aggregate exercise price for such shares. Each Stockholder transferring Stockholder Shares pursuant to this Section 3(c) shall pay his or its pro rata
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share (based on the number of Common Stockholder Shares to be sold) of the expenses incurred by the Stockholders in connection with such transfer and shall be obligated to join on a pro rata basis (based on the number of Common Stockholder Shares to be sold) in any indemnification or other obligations that CHS agrees to provide in connection with such transfer (other than any such obligations that relate specifically to a particular Stockholder, such as indemnification with respect to representations and warranties given by a Stockholder regarding such Stockholder's title to and ownership of Stockholder Shares; provided that no holder shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to an amount in excess of the net proceeds paid to such holder in connection with such Transfer).

          (d)  Permitted Transfers.  Notwithstanding anything to the contrary in
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any other provision of this Agreement, the restrictions contained in Section
                                                                     -------
3(b) and Section 3(c) shall not apply to:
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               (i) any Transfer of Stockholder Shares by any Stockholder to or among any of its Affiliates,

               (ii) a Transfer of Stockholder Shares by any Stockholder pursuant to the laws of descent and distribution or among such Stockholder's Family Group,

               (iii) in the case of CHS, a Transfer of up to 5% of any class of Stockholder Shares held by CHS as of the date hereof to employees of, consultants to and advisors to CHS, the Company or any of their Affiliates,

               (iv) the grant of a security interest in and general lien upon the applicable Stockholder Shares by each of TCW/Crescent Mezzanine Trust and Crescent/Mach I Partners, L.P. to State Street Bank and Trust Company, as collateral agent and/or trustee, in accordance with their respective governing documents, provided, however, that any foreclosure on such Stockholder Shares shall be subject to the restrictions contained in
     Section 3(b), or
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               (v) the grant of a security interest in and general lien upon the applicable Stockholder Shares by each of TCW Leveraged Income Trust, L.P. to Bankers Trust Company, as administrative agent and/or trustee, in accordance with their respective governing documents, provided, however, that any foreclosure on such Stockholder Shares shall be subject to the restrictions contained in Section 3(b);
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provided further that, in each case, the restrictions contained in this
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Agreement will continue to be applicable to the Stockholder Shares after any Transfer pursuant to this Section 3(d) and such transferee(s) of such
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Stockholder Shares shall agree in writing to be bound by the provisions of this Agreement. Upon the Transfer of Stockholder Shares pursuant to this Section
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3(d), the transferees will deliver a written notice to the Company, which notice
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will disclose in reasonable detail the identity of such transferee.

          (e) Termination of Restrictions.  The restrictions set forth in this
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Section 3 will continue with respect to each Stockholder Share until the earlier
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of (i) the date on which such Stockholder Share has been transferred in a Public Sale, (ii) the consummation of a Public Offering, and (iii) the consummation of an Approved Sale.

          SECTION 4.     Sale of the Company.
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          (a) If the Board and the holders of a majority of the Common Stockholder Shares approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to any one or more Independent Third Parties on an arm's length basis (an "Approved Sale"), then
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each holder of Stockholder Shares will consent to and raise no objections against the Approved Sale. If the Approved Sale is structured as a (i) merger or consolidation, each holder of Stockholder Shares shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Stockholder Shares shall agree to sell all of his or its Stockholder Shares and rights to acquire Stockholder Shares on the terms and conditions approved by the Board and the holders of a majority of the Stockholder Shares then outstanding.

Each holder of Stockholder Shares shall take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

          (b) The obligations of the holders of Stockholder Shares with respect to the Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of Stockholder Shares shall receive the same form of consideration and the same portion of the aggregate consideration such holder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to the consummation of the Approved Sale; (ii) if any holders of a class of Stockholder Shares are given an option as to the form and amount of consideration to be received, each holder of such class of Stockholder Shares shall be given the same option; and
(iii) each holder of then currently convertible, exchangeable or exercisable rights to acquire a class of Stockholder Shares shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Stockholder Shares or
(B) to sell as part of such Approved Sale securities convertible, exchangeable or exercisable for Stockholder Shares at a price equal to the full purchase price determined for such Stockholder Shares as part of the Approved Sale, reduced by the aggregate exercise price for such securities.

          (c) If the Company or the holders of any of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each holder of Stockholder Shares will, at the request of the Company, appoint either a purchaser representative (as such term is defined in Rule 501) designated by the Company, in which event the Company will pay the fees of such purchaser representative, or another purchaser representative (reasonably acceptable to the Company), in which event such holder will be responsible for the fees of the purchaser representative so appointed.

          (d) Each Stockholder transferring Stockholder Shares pursuant to this
Section 4 will bear his or its pro rata share (based upon the number of Common
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Stockholder Shares to be sold) of the costs of any sale of Stockholder Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all such holders of Stockholder Shares and are not otherwise paid by the Company or the acquiring party. Costs incurred by the holders of Stockholder Shares on their own behalf will not be considered costs of the Approved Sale. Each Stockholder transferring Stockholder Shares pursuant to this Section 4 shall be obligated to join on a pro rata basis (based on the
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number of Common Stockholder Shares to be sold) in any indemnification or other obligations that are part of the terms and conditions of the Approved Sale (other than any such obligations that relate specifically to a particular Stockholder, such as indemnification with respect to representations and warranties given by a Stockholder regarding such Stockholder's title to and ownership of Stockholder Shares) (the "Company Indemnity Obligations"). In no
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event shall any holder of Stockholder Shares be obligated in connection with any Approved Sale to agree to indemnify or hold harmless the transferees with respect to Company Indemnity Obligations in an amount in excess of the net proceeds paid to such holder in connection with the Approved Sale.

          SECTION 5.     Repurchase of Executive Securities
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          (a)  Repurchase of Executive Securities without Cause, etc.  If any
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Executive Stockholder's employment with the Company terminates (the "Termination") due to (i) termination by the Company without Cause (as defined
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below), (ii) death, disability or retirement at age 65, or (iii) resignation by such Executive Stockholder for Good Reason (as defined below), then:

               (i) the Company and CHS shall have the right to repurchase all (but not less than all) of the Executive Securities of such Executive Stockholder at a price equal to Fair Market Value; and

               (ii) the Executive Stockholder shall have the right to sell all (but not less than all) of the Executive Securities of such Executive Stockholder to the Company at a price equal to the greater of (A) Original Cost and (B) Book Value.

          (b)  Repurchase of Executive Securities for Cause, etc. If any
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Executive Stockholder's employment with the Company terminates due to (i) termination by the Company for Cause or (ii) resignation by the Executive Stockholder without Good Reason, then the Company and CHS have the right to repurchase all or any portion of the Executive Securities of such Executive Stockholder at a price equal to the lesser of (A) Original Cost and (B) Fair Market Value.

          (c)  Repurchase Procedure for the Company. The Company may elect to
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repurchase Executive Securities of an Executive Stockholder whose employment with the Company has terminated under Sections 5(a) or 5(b) (the "Repurchase
                                      -------------    ----       ----------
Option") by delivery of written notice (a "Repurchase Notice") to the holders of
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such Executive Securities within 60 days after the date of the Termination (the "Repurchase Notice Period"). The Repurchase Notice shall set forth the number of
 ------------------------
Executive Securities to be acquired, the aggregate consideration to be paid for such Executive Securities and the time and place for the closing of the transaction.

          (d)  Repurchase Procedure for CHS.  If for any reason the Company does
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not elect to purchase all of the Executive Securities available pursuant to the Repurchase Option, CHS shall be entitled to exercise the Repurchase Option for the Executive Securities the Company has not elected to purchase (the "Available
                                                                       ---------
Securities").  As soon as practicable after the Company has determined that
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there will be Available Securities, but in any event within 60 days after the Termination, the Company shall give written notice (the "Option Notice") to CHS
                                                         -------------
setting forth the number of Available Securities and the purchase price for the Available Securities. CHS may elect to purchase Available Securities under Sections 5(a) and 5(b) by giving written notice to the Company within 30 days
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after the Option Notice has been delivered to CHS by the Company. As soon as practicable, and in any event within ten days, after the expiration of the 30 day period set forth in the immediately preceding sentence, the Company shall deliver a written notice to the holders of such Executive Stockholder's Executive Securities setting forth the number of Executive Securities being purchased by CHS (the "Supplemental Repurchase Notice"). At the time the
                       ------------------------------
Company delivers the Supplemental Repurchase Notice to the holders of such Executive Securities, the Company shall also deliver written notice to CHS setting forth the number of shares CHS is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

          (e) Sale Procedure for Executive Stockholders.  In the event a
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Executive Stockholder's Termination is due to the circumstances set forth in
Section 5(a), and neither the Company nor CHS elects to purchase the Executive
------------
Securities of such Executive Stockholder under the Repurchase Option, the Executive Stockholder may elect to sell all of his Executive Securities under
Section 5(a)(ii) by delivering a written notice to the Company within 120 days
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after the date of Termination. Such notice shall set forth the number of Executive Securities of such Executive Stockholder and the holders thereof. Within 15 days after the receipt of such notice, the Company shall provide the Executive Stockholder with the aggregate consideration to be paid for his Executive Securities, an explanation of the manner by which the amount of such consideration was determined, and the time and place for the closing of the transaction.

          (f) Manner of Payment.  If the Company purchases all or any part of
              -----------------
such Executive Securities, including Executive Securities held by one or more transferees, the Company shall pay for such Executive Securities first by offsetting indebtedness or obligations owed by such Executive Stockholder to the Company, including such Executive Stockholder's Executive Promissory Note (if any) and second by certified check or wire transfer of funds; provided that if such cash payment would (A) cause the Company to violate the General Corporation Law of the State of Delaware, (B) cause the Company to breach any agreement to which it is a party relating to the indebtedness for borrowed money or any other material agreement or (C) otherwise be imprudent in view of the Company's financial condition (A, B and C are collectively referred to as the "Reasons for
                                                                     -----------
Deferral") then the Company shall have the right to pay such amount as soon as
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no Reason for Deferral exists so long as the Company also pays interest at the prime rate (as published in The Wall Street Journal on the date of Termination) for the deferral period at the time when such payment is made. If CHS elects to purchase all or any portion of the Available Securities, CHS shall pay for such Executive Securities by certified check or wire transfer of funds.

          (g) Termination of Restrictions.  The Repurchase Option set forth in
              ---------------------------
this Section 5 shall terminate upon a Public Offering.
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          SECTION 6.     Legend.  Each certificate evidencing Stockholder Shares
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and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such securities remain subject to the terms of this Agreement after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF SEPTEMBER 18, 1997 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares in accordance with the definition thereof in Section 8.
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          SECTION 7.     Transfer.  Prior to transferring any Stockholder Shares
                         --------
(other than in a Public Sale or Approved Sale) to any Person, the transferring Stockholder will cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company and the other Stockholders a counterpart to this Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

          SECTION 8.     Definitions.
                         -----------

          "Affiliate" means with respect to any Person, any other Person
           ---------
controlling, controlled by, or under common control with such first Person and in the case of a Person which is a partnership, any partner of that Person.

          "Book Value" means, with respect to the Common Stock, the quotient
           ----------
determined by dividing (A) the excess of the book value of the Company's assets over the book value of its liabilities as of the end of the fiscal quarter immediately preceding the date such Common Stock is valued, determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied, less the liquidation value of all outstanding Preferred Stock, by (B) the total number of Common Stock outstanding on a fully-diluted basis. "Book Value" means, with respect to the Preferred Stock and Junior
         ----------
Subordinated Notes, their Original Cost. Regardless of when a transaction based on a Book Value valuation is executed, Book Value shall be determined as of the date of the Termination of the Executive Stockholder's employment with the Company (less any amounts paid on the Junior Subordinated Notes between the Termination date and the date the transaction is executed).

          "Cause" shall be defined to mean (i) the commission of a felony or a
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crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, or (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries.

          "CHS" means Code, Hennessy & Simmons III, L.P., a Delaware limited
           ---
partnership.

          "CHS Common Shares"  means any Common Stockholder Shares issued to or
           -----------------
held by any member of the CHS Group.

          "Common Stock" means the Company's Common Stock, par value $.01 per
           ------------
share.

          "Common Stockholder Shares" means Stockholder Shares which are (i)
           -------------------------
Common Stock, (ii) warrants, options or other rights to subscribe for or to acquire, directly or indirectly, Common Stock, whether or not then exercisable or convertible (including, without limitation, the Warrants), and (iii) stock or other securities which are convertible into or exchangeable for, directly or indirectly, Common Stock, whether or not then convertible or exchangeable. As to any particular Common Stockholder Shares, such shares shall cease to be Common Stockholder Shares when they have been disposed of in a Public Sale or repurchased by the Company or any Subsidiary. References in this Agreement to a majority of, or a certain percentage of, the Stockholder Shares or the Common Stockholder Shares, shall be deemed to be references to a majority of the Common Stockholder Shares or a certain percentage of Common Stockholder Shares (calculated on a fully-diluted basis), as applicable.

          "Executive Promissory Notes" means the Executive Promissory Notes made
           --------------------------
by certain of the Executive Stockholders in favor of the Company dated as of the date hereof.

          "Executive Securities" for any particular Executive Stockholder means
           --------------------
all Stockholder Shares currently owned or hereafter acquired by such Executive Stockholder. Executive Securities will continue to be Executive Securities in the hands of any other Person (except for the Company and CHS and except for transferees in a Public Sale), and, except as otherwise provided herein, each such other holder of such Executive Securities will succeed to all rights and obligations attributable to the Executive Stockholder as a holder of Executive Securities hereunder.

          "Fair Market Value" of any Stockholder Shares means the composite
           -----------------
closing price of the sales of such Stockholder Shares on the securities exchanges on which such Stockholder Shares may at the time be listed (as reported in The Wall Street Journal), or, if there have been no sales on any
            -----------------------
such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if such Stockholder Shares are not so listed, the closing price (or last price, if applicable) of sales of such Stockholder Shares on The Nasdaq Stock Market (as reported in The Wall Street
                                                              ---------------
Journal), or if such Stockholder Shares are not quoted in The Nasdaq Stock
-------
Market but are traded over-the-counter, the average of the highest bid and lowest asked prices on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Stockholder Shares are not listed on any securities exchange, quoted in The Nasdaq Stock Market, or quoted in the over-the-counter market, the "Fair Market Value" of such Stockholder Shares shall mean the fair market value of such Stockholder Shares, as between a willing buyer and a willing seller, taking into account all relevant factors determinative of value (including the lack of liquidity of such Stockholder Shares due to the Company's status as a privately held corporation, but without regard to any discounts for minority interests), using valuation techniques then prevailing in the securities industry (e.g., discounted cash flows and/or comparable companies) and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale, as determined by the Board in good faith; provided that if a Executive Stockholder owned Stockholder Shares of $250,000 or more (calculated as of immediately following the consummation of the transactions contemplated by the Recapitalization Agreement and based on their Original Cost), and he disagrees with the Board's determination of Fair Market Value, then the Executive Stockholder shall provide notice of his disagreement within ten days after the Board provides notice to the Executive Stockholder of its determination, in which case "Fair Market Value" shall be determined by an investment banking firm agreed upon by the Company and the Executive Stockholder, which firm shall submit to the Company and the Executive Stockholder a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an investment banking firm within 20 days after the Executive Stockholder provides notice to the Board of his disagreement, the Company and the Executive Stockholder shall each select an investment bank of recognized national standing and such two investment banking firms shall select a third investment banking firm. Such third investment banking firm shall render a determination within 30 days of its engagement. The expenses of such firms will be split equally between the Company and the Executive Stockholder, and the determination of such firm will be final and binding upon all parties. The Company may require that the investment banking firm keep confidential any non-public information received as a result of this paragraph pursuant to reasonable confidentiality arrangements. Regardless of when a transaction based on a Fair Market Value valuation is executed, Fair Market Value shall be determined as of the date of the Termination of the Executive Stockholder's employment with the Company (less any amounts paid on the Junior Subordinated Notes between the Termination date and the date the transaction is executed).

          "Family Group" means a Person's spouse and descendants (whether
           ------------
natural or adopted) and any trust solely for the benefit of the Person and/or any of the Person's spouse and/or descendants.

          "Good Reason" shall be defined to mean (i) the assignment to the
           -----------
Executive Stockholder in question of duties that represent a substantial adverse alteration in the nature or status of his/her responsibilities, or (ii) any reduction in his/her annual base salary.

          "Independent Third Party" means any Person who, immediately prior to
           -----------------------
the contemplated transaction, does not own in excess of 15% of the Company's equity securities on a fully-diluted basis (a "15% Owner"), who is not an
                                               ---------
Affiliate of any such 15% Owner and who is not the spouse or descendent (by birth or adoption) of any such 15% Owner or a trust for the benefit of any such 15% Owner and/or such other Persons.

          "Junior Subordinated Notes" means the Junior Subordinated Notes of the
           -------------------------
Company issued pursuant to the Recapitalization Agreement.

          "Minority Stockholder Shares" means any Stockholder Shares issued to
           ---------------------------
or held by any Person other than CHS.

          "Original Cost" with respect to the Common Stock shall be equal to $10
           -------------
per share (as adjusted for stock splits, stock dividends or other recapitalizations occurring after the date hereof). "Original Cost" with respect to the Preferred Stock shall be equal to $1,000 per share plus any accrued dividends thereon (as adjusted for stock splits, stock dividends or other recapitalizations occurring after the date hereof). "Original Cost" with respect to the Junior Subordinated Notes shall be equal to the outstanding principal amount and accrued interest thereon. Regardless of when a transaction based on an Original Cost valuation is executed, Original Cost shall be determined as of the date of the termination of the Executive Stockholder's employment with the Company (less any amounts paid on the Junior Subordinated Notes between the Termination date and the date the transaction is executed).

          "Person" means an individual, a partnership, a corporation, an
           ------
association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity (including, without limitation, any governmental entity or any department, agency or political subdivision thereof).

          "Preferred Stock" means the Series A Preferred Stock, par value $.01
           ---------------
per share, of the Company.

          "Public Offering" means an initial public offering and sale of equity
           ---------------
securities of the Company.

          "Public Sale" means any sale of Stockholder Shares to the public
           -----------
pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any similar provision then in effect) adopted under the Securities Act.

          "Recapitalization Agreement" means that certain Recapitalization
           --------------------------
Agreement dated August 6, 1997 by and among the Company and the other parties as specified therein, as amended from time to time.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Stockholder Shares" means any of the following held by any
           ------------------
Stockholder: (i) any capital stock of the Company, (ii) the Warrants and any other warrants, options or other rights to sub scribe for or to acquire, directly or indirectly, capital stock of the Company, whether or not then exercisable or convertible, (iii) any stock, notes or other securities which are convertible into or exchangeable for, directly or indirectly, capital stock of the Company, whether or not then convertible or exchangeable, (iv) any capital stock of the Company issued or issuable upon the exercise, conversion or exchange of any of the securities referred to in clauses (ii) and (iii) above,
(v) any securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (i), (ii), (iii) and (iv) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (vi) the Junior Subordinated Notes. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been transferred in a Public Sale or have been repurchased by the Company or any Subsidiary of the Company.

          "Subsidiaries" means, with respect to any Person, any corporation,
           ------------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of such Person or entity or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

     "Warrants" means the warrants of the Company issued to members of the
      --------
TCW/Crescent Group as of the date hereof. The Warrants will continue to be Stockholder Shares in the hands of any other Person (except for the Company and CHS and except for transferees in a Public Sale), and, except as otherwise provided herein, each such other holder of such Warrants will succeed to all rights and obligations attributable to the TCW/Crescent Group as a holder of such Stockholder Shares hereunder.


          SECTION 9.     Miscellaneous.
                         -------------

          (a) Amendment and Waiver.  Except as otherwise provided herein, no
              --------------------
modification, amendment or waiver of any provision of this Agreement will be effective against the Company or the Stockholders, unless such modification, amendment or waiver is approved in writing by the Company and the holders of at least a majority of the Common Stockholder Shares then outstanding; provided, however, that in the event that such amendment or waiver would materially and adversely affect a holder or group of holders of Stockholder Shares in a manner different than any other holders of Stockholder Shares, then such amendment or waiver will require the consent of such holder of Stockholder Shares or a majority of the Common Stockholder Shares held by such group of holders materially and adversely affected; provided, further, that any amendment or waiver of Section 3(c) or Section 5 will require the consent of the majority of
          ------------    ---------
the Common Stockholder Shares held by the Executive Stockholders. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          (b) Severability.  Whenever possible, each provision of this Agreement
              ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c) Entire Agreement.  Except as otherwise expressly set forth herein,
              ----------------
this Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (d) Successors and Assigns.  Except as otherwise provided herein, this
              ----------------------
Agreement will bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and their respective successors and assigns, so long as they hold Stockholder Shares.

          (e) Counterparts.  This Agreement may be executed in separate
              ------------
counterparts each of which will be an original and all of which taken together shall constitute one and the same agree ment.

          (f) Remedies.  The Stockholders shall be entitled to enforce their
              --------
rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder may in its sole discretion apply to any court of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          (g) Notices.  Any notice provided for in this Agreement must be in
              -------
writing and must be either personally delivered, sent by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to the other parties at the addresses indicated on the Schedule A, Schedule
                                                           ----------  --------
B, Schedule C and Schedule D attached hereto and to any subsequent holder of
-  ----------     ----------
Stockholder Shares subject to this Agreement at such address as is indicated in the Company's records, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

               Chief Executive Officer
               CII Technologies, Inc.
               1396 Charlotte Highway
               Fairview, NC 28730

               with copies to:
               --------------

               Code, Hennessy & Simmons III, L.P.
               c/o Code, Hennessy & Simmons
               10 South Wacker Drive, Suite 3175
               Chicago, IL  60606
               Attn:  Brian P. Simmons
                      Steven R. Brown

               and

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL  60601
               Attn:  Sanford E. Perl

          (h)  Governing Law.  The corporate law of the State of Delaware shall
               -------------
govern all issues and questions concerning the relative rights and obligations of the Company and its stock-holders. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          (i) Descriptive Headings.  The descriptive headings of this Agreement
              --------------------
are inserted for convenience only and do not constitute a part of this Agreement.


                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement on the day and year first above written.


COMPANY:                           CII TECHNOLOGIES, INC.


                                   By:
                                        ______________________________

                                   Its: ______________________________





CHS GROUP:                         CODE, HENNESSY & SIMMONS III, L.P.

                                   By:   CHS Management III, L.P.
                                   Its:  General Partner

                                   By:   Code, Hennessy & Simmons, Inc.
                                   Its:  General Partner


                                   By:
                                        ______________________________

                                   Its: ______________________________


                                   ___________________________________
                                   Paige P. Walsh

                                   ___________________________________
                                   Tracy A. Hogan

            [Continuation of Stockholders Agreement Signature Page]

TCW/CRESCENT GROUP:                TCW/CRESCENT MEZZANINE
                                        PARTNERS, L.P.
                                   TCW/CRESCENT MEZZANINE TRUST
                                   TCW/CRESCENT MEZZANINE
                                        INVESTMENT PARTNERS, L.P.

                                   By:   TCW/Crescent Mezzanine, L.L.C.
                                   Its:  General Partner or Managing Owner


                                   By:  ______________________________
                                        Name:     _________________
                                        Title:    _________________

                                   By:  ______________________________
                                        Name:     _________________
                                        Title:    _________________




                                   TCW LEVERAGED INCOME TRUST, L.P.

                                   By:   TCW Advisors (Bermuda), Limited
                                   Its:  General Partner

                                   By:  ______________________________
                                        Name:     _________________
                                        Title:    _________________


                                   By:   TCW Investment Management Company
                                   Its:  Investment Advisor

                                   By:  ______________________________
                                        Name:     _________________
                                        Title:    _________________

            [Continuation of Stockholders Agreement Signature Page]


                                   TCW SHARED OPPORTUNITY FUND II, L.P.

                                   By:   TCW Investment Management Company
                                   Its:  Investment Advisor


                                   By:  ______________________________
                                        Name:     _________________
                                        Title:    _________________


                                   By:  ______________________________
                                        Name:     _________________
                                        Title:    _________________




                                   CRESCENT/MACH I PARTNERS, L.P.

                                   By:   TCW Asset Management Company
                                   Its:  Investment Manager and Attorney-In-Fact


                                   By:  ______________________________
                                        Name:     _________________
                                        Title:    _________________


                                   By:  ______________________________
                                        Name:     _________________
                                        Title:    _________________

            [Continuation of Stockholders Agreement Signature Page]


EXECUTIVE STOCKHOLDERS:
                                   ___________________________________
                                   Ramzi A. Dabbagh

                                   ___________________________________
                                   Grady D. Taylor

                                   ___________________________________
                                   Michael A. Steinback

                                   ___________________________________
                                   David Henning

                                   ___________________________________
                                   Theodore H. Anderson

                                   ___________________________________
                                   Raymond McClinton

                                   ___________________________________
                                   Gary L. McGill

                                   ___________________________________
                                   Jeffrey W. Boyce

                                   ___________________________________
                                   Bascombe Ray

                                   ___________________________________
                                   Richard J. Lisdero, Jr.

[Continuation of Stockholders Agreement Signature Page]



                                   ___________________________________
                                   Kirsten L. Byrd

                                   ___________________________________
                                   Rennard A. Madrazo

                                   ___________________________________
                                   Carl R. Freas

                                   ___________________________________
                                   George L. Sutton

                                   ___________________________________
                                   Timothy B. Hasenour

                                   ___________________________________
                                   Thomas A. Witte

                                   ___________________________________
                                   Douglas D. Wagenknecht

                                   ___________________________________
                                   Daniel R. McAllister

                                   ___________________________________
                                   Patrick J. McPherson


                                   ___________________________________
                                   Robert A. Helman

            [Continuation of Stockholders Agreement Signature Page]


                                   ___________________________________
                                   Michael J. Moschitto

                                   ___________________________________
                                   Michael H. Molyneux

                                   ___________________________________
                                   James R. Mikesell

                                   ___________________________________
                                   Joseph R. Murach

                                   ___________________________________
                                   Mary Lynn Papador

                                   ___________________________________
                                   Bernard Bush

                                   ___________________________________
                                   Don L. McGowan

            [Continuation of Stockholders Agreement Signature Page]


OTHER INVESTORS:

                                   ___________________________________
                                   Don E. Dangott

                                   ___________________________________
                                   Alan D. Gordon

                                   ___________________________________
                                   Jan Endresen

            [Continuation of Stockholders Agreement Signature Page]

                                   CIIT HOLDINGS, LLC


                                   By:  ______________________________
                                        Name:     _______________
                                        Title:    _______________

                                  SCHEDULE A

                                   CHS GROUP
                                   ---------

                                                  Number of Shares
                                                  ----------------


Code, Hennessy & Simmons II, L.P.                 7,361,180 Common Stock
c/o Code, Hennessy & Simmons
10 South Wacker Drive, Suite 3175
Chicago, IL  60606
Attn:  Brian P. Simmons
          Steven R. Brown


       with a copy to:
       --------------
     Kirkland & Ellis
     200 East Randolph Drive
     Chicago, IL  60601
     Attn:  Sanford E. Perl


Tracy A. Hogan                                    890 Common Stock
c/o Code, Hennessy & Simmons
10 South Wacker Drive, Suite 3175
Chicago, IL  60606

Paige Walsh                                       890 Common Stock
c/o Code, Hennessy & Simmons
10 South Wacker Drive, Suite 3175
Chicago, IL  60606

                                  SCHEDULE B

                              TCW/CRESCENT GROUP
                              ------------------

                                                       Number of Shares
                                                       ----------------
TCW/Crescent Mezzanine Partners, L.P.
c/o TCW/Crescent Mezzanine, L.L.C.                     54,066 Common Stock
11100 Santa Monica Boulevard, Suite 2000               6,827 Common Warrant
Los Angeles, CA 90025
Attn:  Jean-Marc Chapus

TCW/Crescent Mezzanine Trust                           16,457 Common Stock
c/o TCW/Crescent Mezzanine, L.L.C.                     2,078 Common Warrant
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attn:  Jean-Marc Chapus

TCW Leveraged Income Trust, L.P.                       1,477 Common Stock
c/o Trust Company of the West                          186 Common Warrant
11100 Santa Monica Boulevard, Suite 2050
Los Angeles, CA 90025
Attn: Jean-Marc Chapus

TCW Shared Opportunity Fund II, L.P.                   3,200 Common Stock
c/o TCW/Crescent Mezzanine, L.L.C.                     404 Common Warrant
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attn:  Jean-Marc Chapus

TCW/Crescent Mezzanine Investment Partners, L.P.       3,200 Common Stock
c/o TCW/Crescent Mezzanine, L.L.C.                     404 Common Warrant
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attn:  Jean-Marc Chapus

Crescent/MACH I Partners, L.P.                         1,600 Common Stock
     c/o Trust Company of the West                     202 Common Warrant
     200 Park Avenue, Suite 2200
     New York, New York 10166
     Attn:  Mark Gold

     c/o Trust Company of the West
     11100 Santa Monica Boulevard, Suite 2050
     Los Angeles, CA 90025
     Attn: Alena Tabera

each with a copy to:
--------------------
     O'Melveny & Myers                       and  TCW/Crescent Mezzanine, L.L.C.
     555 13th Street, N.W., Suite 500W            200 Crescent Court, Suite 1600
     Washington, D.C.  20004                      Dallas, TX 75201
     Attn:  Harold H. Henderson                   Attn:  Timothy P. Costello

                                  SCHEDULE C

                            EXECUTIVE STOCKHOLDERS
                            ----------------------

                                                       Number of Shares
                                                       ----------------

Ramzi A. Dabbagh                                       48,000 Common Stock
Grady D. Taylor                                        20,000 Common Stock
Michael A. Steinback                                   30,480 Common Stock
David Henning                                          10,940 Common Stock
Theodore H. Anderson                                   6,960 Common Stock
Raymond McClinton                                      2,480 Common Stock
Gary L. McGill                                         6,960 Common Stock
Jeffrey W. Boyce                                       3,480 Common Stock
Bascombe Ray                                           600 Common Stock
Richard J. Lisdero, Jr.                                600 Common Stock
Kirsten L. Byrd                                        600 Common Stock
Rennard A. Madrazo                                     2,000 Common Stock
Carl R. Freas                                          2,000 Common Stock
George L. Sutton                                       600 Common Stock
Timothy B. Hasenour                                    1,000 Common Stock
Thomas A. Witte                                        400 Common Stock
Douglas D. Wagenknecht                                 600 Common Stock
Daniel R. McAllister                                   10,040 Common Stock
Patrick J. McPherson                                   4,980 Common Stock
Robert A. Helman                                       2,040 Common Stock
Michael J. Moschitto                                   1,660 Common Stock
Michael H. Molyneux                                    860 Common Stock
James R. Mikesell                                      1,000 Common Stock
Joseph R. Murach                                       1,200 Common Stock
Mary Lynn Papador                                      720 Common Stock
Bernard Bush                                           400 Common Stock
Don L. McGowan                                         400 Common Stock

c/o Ramzi A. Dabbagh
CII Technologies, Inc.
1396 Charlotte Highway
Fairview, NC 28730

                                   SCHEDULE D

                                OTHER INVESTORS
                                ---------------

                                                       Number of Shares
                                                       ----------------


Don E. Dangott                                         5,600 Common Stock
9459 North Broadmoor Road
Milwaukee, WI 53217

Alan D. Gordon                                         8,000 Common Stock
c/o  Richland, Gordon & Company
9330 Sears Tower
233 South Wacker Drive
Chicago, IL 60606

CIIT Holdings, LLC                                     4,000 Common Stock
c/o Bob Calton
Bowles Hollowell Conner & Co.
227 W. Trade Street
Charlotte, North Carolina 28202

Jan Endresen                                           4,000 Common Stock
c/o AeroTech World Tade Corporation
11 New King Street
White Planes, NY  10606